Exhibit 99.1

SWISHER HYGIENE INC. ANNOUNCES FILING OF FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2016

FORT LAUDERDALE, FL – May 11, 2016 – Swisher Hygiene Inc. (the “Company”) (OTCQB:SWSH) announced today that it has filed its Form 10-Q for the first quarter ended March 31, 2016.

First Quarter 2016 Highlights and Subsequent Events

●	As of March 31, 2016, the Company had $25,299,000 of cash and cash equivalents, $4,836,000 of total liabilities and no long-term debt on its balance sheet.

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On April 14, 2016, the Company announced that its Board of Directors unanimously approved the filing of a Certificate of Dissolution on Friday, May 27, 2016.  As of 6:00 pm Eastern Time on May 27, 2016, the Company’s shares will cease to be traded on OTCQB, the Company’s stock transfer books will be closed and transfers of the shares of the Company’s common stock will no longer be recorded.  Under Delaware law, the dissolved corporation is continued for three (3) years (or for such longer period as the Court of Chancery shall in its discretion direct) to enable the Company’s directors to wind up the affairs of the corporation, including the discharge of the Company’s liabilities and to distribute any remaining assets to the Company’s stockholders.  No assurances can be made as to if or when any such distribution will be made, or the amount of any such distribution, if one is made.  Any distribution, however, would be made to the Company’s stockholders of record as of May 27, 2016.

Cautionary Statement on Forward-Looking Information

All statements other than statements of historical fact contained in this press release constitute "forward-looking information" or "forward-looking statements" within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this press release unless otherwise stated. All statements other than historical facts are, or may be, deemed to be forward looking statements. The words "plans," "expects," "is expected," "scheduled," "estimates," or "believes," or similar words or variations of such words and phrases or statements that certain actions, events or results "may," "could," "would," "might," or "will be taken," "occur," and similar expressions identify forward-looking statements.

Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies.  All of these assumptions have been derived from information currently available to the Company including information obtained by the Company from third-party sources. These assumptions may prove to be incorrect in whole or in part.  All of the forward-looking statements made in this press release are qualified by the above cautionary statements and those made in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com, and the Company’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com. The forward-looking information set forth in this press release is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

About Swisher Hygiene Inc.

Swisher Hygiene Inc. is an OTCQB listed company that closed on the sale of its U.S. operations to Ecolab Inc. on November 2, 2015.  For more information, please visit www.swshinvestors.com.

For Further Information, Please Contact:
Swisher Hygiene Inc.

Investor Contact:
Garrett Edson, ICR
Phone: (203) 682-8331